Simon Griffiths President and CEO • Served as head of core banking at Citizens Bank • Joined 2023 • 27+ years of industry experience Trish Rose EVP, Retail & Mortgage Banking • 25+ years of industry experience Barbara Raths EVP, Commercial Banking • 18+ years of industry experience Mike Archer EVP, CFO • 10+ years of industry experience Garrett McKnight EVP, Managing Director, Camden National Wealth Management • 26+ years of industry experience Ryan Smith EVP, Chief Credit Officer • 28+ years of industry experience Bill Martel EVP, Chief Technology Officer • 27+ years of industry experience Andrew Forbes EVP, Chief Human Resources Officer • 20+ years of HR experience Dave Ackley EVP, Chief Risk Officer • 13+ years of industry experience •

• • • • • • • • •

Subject to Northway shareholder and customary regulatory approvals. • • •

• • • • • • • • • • • •

• • • • • • • • 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 2019 2020 2021 2022 2023 2024 YTD

50% 11% 7% 5% 4% 3% 3% 3% 14% Real Estate Investment Lodging Retail Trade Health Care / Social Asst. Construction Manufacturing Finance / Insurance Wholesale Trade Other (16 Industries <3.0%) • • • • • • • • • • • • 25% 17% 16% 16% 15% 11% Multi-Family / Apartments 1-4 Family Office Buildings Industrial / Warehouse Retail Store Other Nonresidential Buildings

0.00% 0.50% 1.00% 1.50% 2.00% 2019 2020 2021 2022 2023 2024 YTD 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2019 2020 2021 2022 2023 2024 YTD 0.00% 200.00% 400.00% 600.00% 800.00% 1,000.00% 2019 2020 2021 2022 2023 2024 YTD

• • • • • • • 0.00% 10.00% 20.00% 30.00% 40.00% 2019 2020 2021 2022 2023 2024 YTD

• • • • •

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% • • • •

12.00% 13.00% 14.00% 15.00% 16.00% 2019 2020 2021 2022 2023 2024 YTD 0.00% 3.00% 6.00% 9.00% 12.00% 2019 2020 2021 2022 2023 2024 YTD 7.00% 8.00% 9.00% 10.00% 11.00% 2019 2020 2021 2022 2023 2024 YTD

• •

Appendix

• • • • • •

Investor Presentation

Simon Griffiths | President & Chief Executive Officer
Mike Archer | EVP, Chief Financial Officer
Renée Smyth | EVP, Chief Experience & Marketing Officer

December 2024

Forward-Looking Statements and Non-GAAP Financial Measures

This Current Report on Form 8-K and the exhibits filed herewith may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about Camden's beliefs, plans, strategies, predictions, forecasts, objectives, intentions, assumptions or expectations are not historical facts and may be forward-looking. These include, but are not limited to, statements regarding the proposed transaction, revenues, earnings, loan production, asset quality, and capital levels, among other matters; Camden's estimates of future costs and benefits of the actions it may take; Camden's assessments of probable losses on loans; Camden's assessments of interest rate and other market risks; Camden's ability to achieve its financial and other strategic goals; the expected timing of completion of the proposed transaction with Northway Financial, Inc. ("Northway"); the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts.

Forward-looking statements are often, but not always, identified by such words as "believe," "expect," "anticipate," "can," "could," "may," "predict," "potential," "intend," "outlook," "estimate," "forecast," "project," "should," "will," and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which may change over time.

Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of Camden and Northway. Such statements are based upon the current beliefs and expectations of the management of Camden and Northway and are subject to significant risks and uncertainties outside of the control of the parties. Caution should be exercised against placing undue reliance on forward-looking statements. The factors that could cause actual results to differ materially include the following: the reaction to the transaction of the companies' customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with Camden's and Northway's respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which Camden and Northway operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Certain risks and important factors that could affect Camden's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2023 and other reports filed with the Securities and Exchange Commission, including among other things under the heading "Risk Factors" in such Annual Report on Form 10-K. These risks and uncertainties are not exhaustive. Other sections of such reports describe additional factors that could affect Camden's business and financial performance. Any forward-looking statement speaks only as of the date on which it is made, and Camden undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Camden and Northway. Camden filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of Northway and a prospectus of Camden. The registration statement was declared effective on November 4, 2024. A definitive proxy statement/prospectus seeking the required stockholder approval of the proposed transaction was mailed to Northway stockholders on or about November 12, 2024. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NORTHWAY ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The documents filed by Camden with the SEC may be obtained free of charge at the SEC's website at www.sec.gov. In addition, the documents filed by Camden may be obtained free of charge under the "Investor Relations" section of Camden's website at http://www.camdennational.bank. Alternatively, these documents, when available, can be obtained free of charge from Camden upon written request to Camden National Corporation, Attn: Corporate Secretary, 2 Elm Street, Camden, Maine 04843.

Participants in Solicitation

Camden, Northway, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Information regarding Camden's directors and executive officers is available in its definitive proxy statement, which was filed with the SEC on April 5, 2024, and certain other documents filed by Camden with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, are set forth in the proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

Company Overview

High-Quality Franchise

As of September 30, 2024

$5.7B	$4.1B	$4.6B
Assets	Loans	Deposits
$2.1B	**57**	**600+**
AUM/A	Branches	Employees

NASDAQ: CAC

As of Nov 25, 2024

$705M	51,000	1875
Market Cap	Avg. Daily Share Volume	Founded

Analyst Coverage:

KBW
(market perform)

Janney
(market perform)

Raymond James
(market perform)

Stephens
(market perform)

Largest publicly traded bank headquartered in Northern New England (parent company of Camden National Bank)



BANGOR
ELLSWORTH
AUGUSTA
CAMDEN
LEWISTON
PORTLAND
PORTSMOUTH
Camden National Bank
Camden National Wealth Management

Camden NATIONAL CORPORATION

Deeply engaged, experienced Management Team



Simon Griffiths
President and CEO
- Served as head of core banking at Citizens Bank
- Joined 2023
- 27+ years of industry experience



Trish Rose
EVP, Retail & Mortgage Banking
- 25+ years of industry experience



Barbara Raths
EVP, Commercial Banking
- 18+ years of industry experience



Mike Archer
EVP, CFO
- 10+ years of industry experience



Garrett McKnight
EVP, Managing Director, Camden National Wealth Management
- 26+ years of industry experience



Ryan Smith
EVP, Chief Credit Officer
- 28+ years of industry experience



Bill Martel
EVP, Chief Technology Officer
- 27+ years of industry experience



Andrew Forbes
EVP, Chief Human Resources Officer
- 20+ years of HR experience



Dave Ackley
EVP, Chief Risk Officer
- 13+ years of industry experience



Renée Smyth
EVP, Chief Experience & Marketing Officer
- 13+ years of industry experience

Camden NATIONAL CORPORATION

Key Strategic Priorities

Grow	• Integrate pending merger with Northway Financial, Inc. seamlessly to leverage scale and capabilities, and accelerate market expansion in New Hampshire • Focus on stronger and deeper customer relationships to grow market share • Invest in talent to accelerate commercial loan growth
Evolve	• Ignite fee revenue base by providing frictionless access to advice • Provide market-leading human and digital customer experience • Leverage data and technology to drive speed to market, enhance customer value, and optimize cost structure
Deliver	• Continuously perform in core businesses with a focus on high-quality loan and deposit growth • Maintain a disciplined focus on credit and risk management • Attract and retain the best talent

Building a Premier Northern New England Community Bank

September 10, 2024, announced a pending merger with Northway Financial, Inc., the parent company of Northway Bank.
Subject to Northway shareholder and customary regulatory approvals.

Enhanced Scale & Capabilities[1]

$7.0B	$5.1B	$5.5B
Assets	Loans	Deposits
$2.0B	**73[2]**	**$815M+[3]**
AUM/A	Branches	Market Cap

Compelling Financial Metrics[3]

20%	5%	24%
2025 GAAP EPS Accretion	2025 Cash EPS Accretion[4,5]	IRR
33%	**12%**	**3.3 years**
2026 GAAP EPS Accretion	2026 Cash EPS Accretion[5]	TBV Earnback[4]

1) Pro forma financial and branch data as of June 30, 2024 and excludes the impact of purchase accounting adjustments
2) Pro forma branch data as of September 30, 2024
3) Market capitalization based on CAC's market price of $48.34 as of November 25, 2024
4) Based on assumed cost savings (75% phased-in 2025, 100% phased-in 2026) and purchase accounting adjustments
5) Excludes the impact of purchase accounting rate marks, CDI and CECL amortization
6) Tangible book value earnback calculated using the crossover method



ME
NH
Camden Branches (57)
Northway Branches (16)

- Contiguous footprint
- Complementary businesses, adding best-in-class $1.0 billion deposit franchise
- Will unlock meaningful growth opportunities through business diversification and a larger balance sheet

Positioned for **Growth** in Neighboring Attractive Markets

	Maine	New Hampshire
Population	1,394K	1,406K
Population density	45/sq. mi	157/sq. mi
Household Income	$71.5K	$94.9K
GDP	$94B	$115B
# of Businesses	74,836	91,452

Source: S&P Global Market Intelligence, US Bureau of Economic Analysis, NAICS Association // Household income ("HHI") shown on a median basis

Community Bank Deposits in Maine and New Hampshire(1)

as of June 30, 2024



Camden+Northway $5.6B
Bangor Savings $5.4B
Camden $4.5B
NH Mutual Bancorp $2.9B
Bar Harbor $2.8B
First National $2.6B
Northeast Bank $2.4B
Bank of New Hampshire $2.1B
Machias Savings $2.0B
Kennebunk Savings $1.6B
Mascoma $1.6B
Norway Savings $1.5B
Gorham Savings $1.3B
Androscoggin Savings $1.3B
Kenebec Savings $1.3B
Bath Savings Institution $1.1B
Northway $1.0B
Maine Community $0.9B
#1
Community bank in ME & NH

Source: S&P Global Market Intelligence

1) Community banks defined as banks with total assets less than $50B; deposit data as of June 30, 2024, based on combined deposits in Maine and New Hampshire and pro forma for pending or recently completed mergers; Including all banks in Maine and New Hampshire, the pro forma company would rank #4 overall by deposits

Camden NATIONAL CORPORATION

Driving **Innovation** Across our Business

Advancing technology for greater efficiency and enhanced customer experience

- Over 130 bots in production, processing **3 million** items, saving over 50,000+ hours
- New **state-of-the-art** online account opening platform scheduled to go live at year-end, set to grow and immediately fund new customer checking accounts
- "**Cam**" our AI phone banking assistant, serves our customers at their convenience, containing >60% of customer inquiries
- Invested in **optimizing** the mortgage platform to drive customer experience and improve cycle time

Driving greater digital adoption and utilization through expanded self-service capabilities

- **6%** increase in mobile users YoY
- **4.6** out of 5 mobile app rating*
- **41%** increase in Money Manager adoption YoY
- **182%** increase in the number of Zelle customers transacting since 4Q21 adoption


Camden
4,706
QUICK LINKS
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Bolstering Wealth Management with an exceptional service model

- AUM building momentum
- Launched a NEW Wealth operating system and client online access platform
- Released a NEW Wealth mobile app that clients can access from anywhere at any time
- Providing Wealth Management's thought leadership and best thinking through various customer channels to continue driving traction

Camden NATIONAL CORPORATION

*iOS Apple rating

Well **Diversified** Loan Portfolio

As of September 30, 2024



6%
9%
43%
42%
$4.1 billion
Residential Real Estate
Commercial Real Estate
Commercial
Home Equity and Consumer



Loan to Deposit Ratio
Camden National Corp.
Peer Group
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
2019
2020
2021
2022
2023
2024 YTD

Loan Portfolio Highlights

(as of September 30, 2024)

- Adding experienced talent in high-growth markets of Southern Maine and New Hampshire
- No large commercial credit concentrations
- Focused on relationship pricing
- #2 residential mortgage lender in Maine (as of November 2024)
- Growing HELOC portfolio, up 6% LTM
- Strategic technology investments to drive efficiency and customer experience

Loan Pricing Characteristics

- 40% of loans are adjustable or variable rate
- 22% of loans reprice within 12 months

Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 9/30/24. Source: S&P Global.

Camden NATIONAL CORPORATION

Commercial Diversification **Positioned for Expansion**

CRE and Commercial Loans by Industry *(as of 9/30/24)*



$2.1 Billion
50%
11%
7%
5%
4%
3%
3%
3%
14%
Real Estate Investment
Lodging
Retail Trade
Health Care / Social Asst.
Construction
Manufacturing
Finance / Insurance
Wholesale Trade
Other (16 Industries <3.0%)



$1.0 Billion
16%
15%
11%
25%
17%
16%
Multi-Family / Apartments
1-4 Family
Office Buildings
Industrial / Warehouse
Retail Store
Other Nonresidential Buildings

Commercial Credit Highlights
(as of September 30, 2024)

Top 5 largest CRE segments

- Multifamily 5+ units: $267 million, or 6.5% of total loans
- Hospitality: $226 million, or 5.5% of total loans
- Multifamily 1-4 units: $174 million, or 4.2% of total loans
- Office: $167 million, or 4.1% of total loans
- Industrial: $165 million or 4.0% of total loans

CRE Office (loans > $1 million)

- 5 loans totaling $22 million mature through 2026
- 5 of 28 loans had occupancy of less than 100% (4 loans > 75%, 1 loan > 55%)
- No non-performing loans

Other Highlights

- Non-owner occupied CRE / RBC of 234%
- Criticized/classified loans totaled 1.6% of loans
- 61% of real estate is located in Maine, 24% in New Hampshire, 9% in Massachusetts, and 6% other states
- 81% non-owner occupied, 19% owner occupied

Camden NATIONAL CORPORATION

Peer Leading Asset Quality

NPAs / Loans & OREO


2.00%
1.50%
1.00%
0.50%
0.00%
2019
2020
2021
2022
2023
2024 YTD

NCOs / Average Loans


Camden National Corp.
Peer Group
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2019
2020
2021
2022
2023
2024 YTD

Reserves / NPAs & 90 + PD


1,000.00%
800.00%
600.00%
400.00%
200.00%
0.00%
2019
2020
2021
2022
2023
2024 YTD

Above peer median asset quality over the past two credit cycles

Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 9/30/24. Source: S&P Global.

Camden NATIONAL CORPORATION

Diversified Low-Cost Deposit Base

As of September 30, 2024


4%
12%
32%
20%
$4.6
billion
32%
Savings/Money Market
Interest Checking
Noninterest Checking
CDs
Brokered Deposits


Camden National Corp.
Peer Group
Noninterest-bearing to Total Deposit Ratio
40.00%
30.00%
20.00%
10.00%
0.00%
2019
2020
2021
2022
2023
2024 YTD

Deposit Portfolio Highlights
(as of September 30, 2024)

- LTM total deposits down 2% due to strategic optimization of funding costs
- Deposit mix shift is stabilizing
- Swiftly repricing deposit rates down in lower rate environment
- Customers with <$1mm in balances made up 67% of adjusted total deposits(1)
- $4.0 billion of non-maturity deposits (incl. brokered) at an average cost of 1.77%
- 38% of non-maturity deposits (incl. brokered) are indexed or exception-priced
- Uninsured and uncollateralized deposits of 15% of total deposits, supported by 2.0x available sources of liquidity

(1) This is a non-GAAP financial measure. Refer to the Company's financial information filed with the SEC for the respective period.
Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 9/30/24. Source: S&P Global.

Camden NATIONAL CORPORATION

Growing Non-Interest Income



$30.4
6%
17%
19%
28%
30%
$32.4
7%
16%
20%
29%
28%
YTD 2023
YTD 2024
Debit Card Income
Fiduciary and Brokerage Income
Service Charges on Deposit Accounts
Other Income
Mortgage Banking Income

($ in millions)

Non-Interest Income Highlights
(YTD September 30, 2024)

- Non-interest income is 25% of total revenue
- 7% growth year over year
- AUA of $2.1 billion, up 21% year-over-year
- Focused on growing Wealth and Brokerage business lines through strategic hires, investments, and relationship pricing strategies
- Selling all salable residential mortgages to manage loan composition. Sold 56% of total production YTD

Figures exclude impact from gain/loss on sale of securities. YTD figures are as of 9/30/24.

Driving Operating **Efficiency and Scale**


$26.2
$27.8
$27.4
$27.3
$28.2
2.38%
2.34%
2.39%
2.41%
2.45%
1.88%
1.82%
1.92%
1.90%
1.89%
3Q23
4Q23
1Q24
2Q24
3Q24(1)
Operating Expense
Overhead Ratio (CAC)
Overhead Ratio (Peers)
($ in millions)
61%
63%
66%
64%
62%
Efficiency Ratio(3)

Non-Interest Expense Highlights

(as of September 30, 2024)

- 5-year average overhead ratio of 2.00% versus peers of 2.45% (2019 – 2023)
- 5-year expense CAGR of 3%[(2)]
- Balanced approach to investing in the franchise while maintaining efficient operations
- Continuing to enhance processes that drive efficiency and scale, including technology/software, digital channels, and RPA

(1) This is a non-GAAP measure. One-time merger related expenses of $727,000 excluded from Q3 2024 operating expense. Refer to the Company's financial information filed with the SEC for the respective period.
(2) 5-year expense CAGR as of 12/31/23.
(3) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.
Overhead Expense Ratio = Annualized Non-interest Expense / Average Assets.
Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets.

Camden NATIONAL CORPORATION

Capital Levels that Support **Key Strategic Initiatives**

Total Capital Ratio



16.00%
15.00%
14.00%
13.00%
12.00%
2019
2020
2021
2022
2023
2024 YTD

TCE Ratio



Camden National Corp.
Peer Group
12.00%
9.00%
6.00%
3.00%
0.00%
2019
2020
2021
2022
2023
2024 YTD

Leverage Ratio



11.00%
10.00%
9.00%
8.00%
7.00%
2019
2020
2021
2022
2023
2024 YTD

Regulatory capital levels well in excess of requirements

Peer Group defined as component companies of the S&P U.S. SmallCap Banks index with total assets between $2.0 billion and $10.0 billion, excluding merger targets. YTD figures are as of 9/30/24. Source: S&P Global.

Camden NATIONAL CORPORATION

Driving Long-Term Shareholder Value

Data range: November 25, 2014 – November 25, 2024

Performance (%)	3Y	5Y	10Y
CAC	13.1%	36.9%	171.3%
S&P SmallCap Banks	22.3%	54.1%	148.1%
New England Banks	20.1%	48.1%	86.3%
Russell 2000	16.0%	60.7%	138.6%

10 Year

Stock price appreciation: 98.6%

Average dividend yield: 3.32%


171%
148%
139%
86%
Nov-14
Nov-15
Nov-16
Nov-17
Nov-18
Nov-19
Nov-20
Nov-21
Nov-22
Nov-23
Nov-24
CAC
New England Banks
S&P SmallCap Banks
Russell2000

- Executed over $60 million in share repurchases[(1)]
- Returned $169 million of capital to shareholders in the form of dividend payments[(1)]

Source: S&P Global. Return data shown in the above line graph and performance chart represents total return. Total return = capital appreciation + return from dividend payments.

(1) Time period of 1/1/2014 - 12/31/2023

Camden NATIONAL CORPORATION

Appendix

Overview - 3rd Quarter 2024

Continue to generate consistent, sustainable long-term performance

- Net income for the third quarter of 2024 was $13.1 million, an increase of $1.1 million, or 9%, compared to the second quarter of 2024. Over the same period, adjusted net income[(1)] increased $1.7 million, an increase of 14%
- Strong asset quality highlighted by non-performing assets of 0.17% of total assets and loans 30-89 days past due to total loans of 0.03%
- Uninsured and uncollateralized deposits were 15.3% of total deposits
- Available primary liquidity was 2.0x uninsured and uncollateralized deposits
- Our capital position remains strong, with regulatory capital ratios well in excess of the required regulatory levels
- YTD 9/30/24 repurchased 50,000 shares of common stock at an average price of $32.19 per share

As of or for the quarter ended September 30, 2024 unless otherwise noted

Net Income
$13.1 million

Diluted EPS | TBV/Share
$0.90 **$29.82**

Return on Assets | Return on Equity
0.91% **10.04%**

Efficiency Ratio[(1)]
62.39%

Non-Performing Assets to Total Assets
0.17%

TCE Ratio[(1)]
7.69%

(1) This is a non-GAAP measure. Refer to the Company's financial information filed with the SEC for the respective period.

Balance Sheet - 5 Quarter Trend

$ millions	3Q23	4Q23	1Q24	2Q24	3Q24
Loans	$4,058	$4,098	$4,121	$4,139	**$4,117**
Investment Securities	$1,158	$1,191	$1,163	$1,135	**$1,157**
Total Assets	$5,780	$5,715	$5,795	$5,724	**$5,745**
Deposits	$4,678	$4,597	$4,552	$4,514	**$4,575**
Borrowings	$514	$530	$646	$597	**$561**
Shareholders' Equity	$463	$495	$502	$508	**$530**

	3Q23	4Q23	1Q24	2Q24	3Q24
Total Risk-Based Capital Ratio	14.19%	14.36%	14.52%	14.46%	**14.85%**
Tier 1 Leverage Capital Ratio	9.35%	9.40%	9.59%	9.64%	**9.84%**
Loan / Deposit Ratio	87%	89%	91%	92%	**90%**

Income Statement - 5 Quarter Trend

$ thousands	3Q23	4Q23	1Q24	2Q24	3Q24
Net interest income	$32,584	$32,709	$31,273	$32,184	**$33,587**
Provision for credit losses	($574)	$569	($2,102)	$650	**$239**
Non-interest income	$5,072	$5,986	$10,322	$10,645	**$11,406**
Total revenue	$37,656	$38,695	$41,595	$42,829	**$44,993**
Non-interest expense	$26,207	$27,846	$27,362	$27,310	**$28,900**
Pretax, pre-provision earnings[1]	$11,449	$10,849	$14,233	$15,519	**$16,093**
Income tax expense	$2,236	$1,800	$3,063	$2,876	**$2,781**
Net income	$9,787	$8,480	$13,272	$11,993	**$13,073**

	3Q23	4Q23	1Q24	2Q24	3Q24
Efficiency Ratio[1]	60.63%	63.48%	65.55%	63.53%	**62.39%**
Net Interest Margin (FTE)	2.39%	2.40%	2.30%	2.36%	**2.46%**
Diluted EPS	$0.67	$0.58	$0.91	$0.81	**$0.90**

Investing in talent, technology, and communities

Rewarded & Recognized

Executing against integrated small business approach with local expertise and solutions

"Lender at Work for Maine Award"

Finance Authority of Maine, 14th Year

Continued focus on developing and acquiring top talent

4.38 out of 5 Gallup

Engagement Survey, 72nd percentile

Industry-leading customer satisfaction

"World's Best Banks"

Listed by Forbes, 4th Year

2023 Corporate Responsibility Highlights

DIVERSITY

36% of Board of Directors identifies as female

9% of Board of Directors identifies as racially diverse

9% of Board of Directors identifies as LGBTQ+

33% of executive management team members identify as female

GIVING

7,500 employee volunteer hours with approximately 213 nonprofit organizations

$49,800 donated to homeless shelters through Hope@Home in 2023, bringing total giving to $781,100 since initiative began in 2015

$544,000 donated to more than 300 organizations

Making like better for the people and places we serve.

Our Investor Relations site provides a suite of ESG disclosures, including our annual Corporate Responsibility Report and SASB Index.